EXHIBIT 99

                           SECTION 906 CERTIFICATIONS

            The undersigned certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Pacific Financial Corporation for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Pacific Financial Corporation.

            A signed original of this written statement required by Section 906 has been provided to Pacific Financial Corporation and will be retained by Pacific Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



/s/ Dennis A. Long                        /s/ John Van Dijk
------------------                        -----------------
Dennis A. Long                            John Van Dijk
President                                 Secretary/Treasurer
Chief Executive Officer                   Chief Financial Officer
May 1, 2003                               May 1, 2003